Mar. 01, 2020
T. Rowe Price Overseas Stock Fund

Supplement to Prospectus Dated March 1, 2020

On or around September 21, 2020, the T. Rowe Price Institutional International Core Equity Fund (the “Institutional Fund”) is expected to reorganize into the T. Rowe Price Overseas Stock Fund (the “Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective September 1, 2020, T. Rowe Price has agreed to implement a permanent limitation on the fund’s management fees and to contractually limit the I Class’ total expense ratio to 0.75%, through February 28, 2021.